STONE RIDGE REINSURANCE

RISK PREMIUM FUND

STONE RIDGE HIGH YIELD

REINSURANCE RISK PREMIUM FUND

SUPPLEMENT

to

PROSPECTUS

dated

February 29, 2016, as supplemented

On September 19, 2016, the Board of Trustees (the “Board”) of Stone Ridge Trust (the “Trust”) approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which Stone Ridge Reinsurance Risk Premium Fund (the “Target Fund”) will be reorganized with and into Stone Ridge High Yield Reinsurance Risk Premium Fund (the “Acquiring Fund” and, together with the Target Fund, the “Funds”) (such transaction being referred to as the “Reorganization”). The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

Shareholder approval is not required to effect the Reorganization. The closing date of the Reorganization is expected to occur on or about December 5, 2016. Management of the Funds may change the closing date without notice to shareholders. Shareholders of the Target Fund will receive a prospectus/information statement describing the Reorganization and the Funds (the “Information Statement”) prior to the closing date.

Under the terms of the Plan, Class I and Class M shareholders of the Target Fund will receive a number of Class I shares and Class M shares of the Acquiring Fund, respectively, equal in dollar value to the interests of such shareholders in the Target Fund with each Fund’s shares ordinarily valued as of close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the business day immediately prior to the closing date. Pursuant to the Plan, the Funds will bear the direct costs of the Reorganization pro rata based on their relative net assets.

The Target Fund and Acquiring Fund have substantially similar investment strategies, investment risks and cost structure. The Funds have the same investment objectives, fundamental investment restrictions, Board and portfolio managers. Additional information about the Funds will be included in the Information Statement provided to the Target Fund shareholders.

Please Retain This Supplement for Future Reference

September 21, 2016